UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2005

REPUBLIC BANCSHARES OF TEXAS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-33201	76-0691991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Westheimer, Suite 101
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 315-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 1, 2005, KPMG LLP (“KPMG”) resigned as the independent registered public accounting firm for Republic Bancshares of Texas, Inc., a Texas corporation (the “Company”). KPMG’s resignation was approved and accepted by the Audit Committee of the Board of Directors of the Company. On December 1, 2005, the Audit Committee of the Board of Directors of the Company approved the appointment of Ham, Langston & Brezina, LLP (“HLB”) as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2005.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s two fiscal years ended December 31, 2004, and subsequent interim period through December 1, 2005, there were no (i) disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreement in connection with its opinion or (ii) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements in this Item and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated December 7, 2005, is attached to this Current Report on Form 8-K as Exhibit 16.1.

During the years ended December 31, 2004 and 2003 and subsequent interim period prior to the engagement of HLB, neither the Company nor anyone on its behalf has consulted with HLB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion which might be rendered on the Company’s financial statements (and neither a written report nor oral advice was provided to the Company that HLB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue); or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated December 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCSHARES OF TEXAS, INC. (Registrant)

Dated: December 7, 2005	By:	/s/ C. P. Bryan
C. P. Bryan President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated December 7, 2005.